Dollar Strategy Global Fund

For Investors Seeking Capital Appreciation

Prospectus

January 15, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

The Fund

4

The Objective of the Fund

4

The Principal Investment Strategies and Policies of the Fund

4

The Investment Selection Process Used by the Fund

6

The Principal Risks of Investing in the Fund

7

Who Should Consider Investing

10

Performance History

10

Costs of Investing in the Fund

11

Expense Example

11

Non-Principal Investment Strategies and Risk Considerations

12

Who Manages the Fund

13

The Investment Adviser

13

How to Buy and Sell Shares

14

Pricing of Fund Shares

14

Customer Identification Program

15

Investing in the Fund

15

Minimum Investments

16

Market Timing

17

Types of Account Ownership

17

Instructions For Opening and Adding to an Account

18

Telephone and Wire Transactions

19

Tax-Deferred Plans

19

Types of Tax Deferred Accounts

20

Automatic Investment Plans

20

Instructions For Selling Fund Shares

21

Additional Redemption Information

22

Shareholder Communications

24

Dividends and Distributions

24

Taxes

25

Privacy Policy

26

Fund Service Providers

26

Where To Go For Information

27

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Your Guide

to the Prospectus

This Prospectus is designed to help you make an informed decision about whether investing in the Dollar Strategy Global Fund is appropriate for you.  Please read it carefully before investing and keep it on file for future reference.  To make this Prospectus easy for you to read and understand, we have divided it into three sections: The Fund, Who Manages the Fund and How to Buy and Sell Shares.  Each section is organized to help you quickly identify the information that you are looking for.  The first section, The Fund, tells you four important things about the Fund that you should know before you invest:

•

The Fund’s investment objective – what the Fund is trying to achieve.

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The primary investment strategies of the Fund – how the Fund tries to meet its investment objective.

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The Fund’s method of selecting investments – how the Fund chooses its primary investments.

•

Risks you should be aware of – the principal risks of investing in the Fund.

The other sections of the Prospectus – Who Manages the Fund and How to Buy and Sell Shares – provide you with information about the Fund’s management, the services and privileges available to you, how we price shares of the Fund and how to buy and sell shares of the Fund.

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The Fund

The Dollar Strategy Global Fund

The Investment Objective of the Fund

The Dollar Strategy Global Fund seeks capital appreciation.  The objective will not be changed without 60 days advance notice.

•

The name "Dollar Strategy Global" refers to the adviser's strategy of selecting investments that offer the best possibility for return based on the comparative strength of the U.S. dollar against other world currencies.

The Principal Investment Strategies and Policies of the Fund

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The Adviser actively manages the Fund's portfolio with the goal of achieving maximum diversification and maximum capital gains through an expected difficult period for the dollar.

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Under normal market conditions the Fund invests primarily in a diversified portfolio of common stocks of companies listed on U.S. and foreign stock exchanges.  The Fund may purchase foreign stocks directly or in the form of American Depositary Receipts ("ADRs").  Under normal circumstances, at least 80% of the Fund's assets will be invested in dollar denominated securities, which may include foreign investments such as ADRs and investment companies that invest in foreign securities.  At least 40% of the Fund’s assets will be invested in securities of foreign issuers. Shareholders will be provided with at least 60 days’ prior written notice of any change in this policy.  There is no limit on the Fund's assets that may be invested in emerging market issuers.

[side panel: Dollar Crisis and Recovery Partners, L.P. is the Fund's investment adviser (the "Adviser").]

[Side panel: THE FUND’S daily share price can be found by calling 877-743-7820.]

[Side panel: THE FUND’S OBJECTIVE may be changed by the Board of Trustees without shareholder approval. You will receive 60 days advance written notice of any changes to the Fund’s objective. If there is a change to the Fund's objective, you should consider whether the Fund remains an appropriate investment for you.]

[Side panel:  COMMON STOCK represents ownership of a business.]

 [Side panel: AMERICAN DEPOSITARY RECEIPTS (“ADRs”).  An American Depositary Receipt is a certificate issued by a bank in the United States representing a certain amount of shares of a foreign company on a foreign exchange .]

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•

Because of the massive U.S. trade deficit, the Fund is designed around the Adviser's belief that, in the year 2002, the U.S. dollar began a long term  movement to a much lower exchange rate.  The Adviser further believes that this long term movement will finally end in a “dollar crisis,” where the U.S. dollar will be driven far below its fair value. The U.S. dollar is then anticipated to enter a long term recovery to more stable levels. The Adviser believes that this massive readjustment in the value of the U.S. dollar will present investment opportunities that are not normally present when the U.S. dollar's value is  more stable.  If the Adviser's predictions regarding the timing or impact of the U.S. dollar crisis are wrong, the Fund may not meet its investment objectives.

•

The type of securities that the Fund will purchase depends upon the Adviser's projections on the foreign exchange value of the U.S. dollar.

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When the Adviser projects that the value of the U.S. dollar will rise over the long term, the Adviser focuses investments in a diversified portfolio of domestic and foreign securities (both equities and fixed income securities) whose revenues and earnings are based primarily on U.S. currency and derived primarily from U.S. related operations.

•

When the Adviser projects that the value of the U.S. dollar will fall over the long term, the Adviser focuses investments in a diversified portfolio of domestic and foreign securities (both equities and fixed income securities) whose revenues and earnings are based on non U.S. dollar denominated currencies and derived primarily from foreign and foreign-related operations not dependent on the U.S. economy.

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When the Adviser projects that the trend of the U.S. dollar will be neutral (or the trend is unclear) for the long term, the Adviser focuses investments in a diversified portfolio of domestic and foreign securities (both equities and fixed income securities) whose revenues and earnings are balanced between U.S. and U.S. related operations and foreign operations.

•

Following the anticipated recovery the Fund, having managed through the U.S. dollar crisis, may

[Side panel: MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. A company’s market capitalization is computed by multiplying the current share price by the total number of shares outstanding.]

[Side panel: MUTUAL FUNDS GENERALLY emphasize either “growth” or “value” styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear underpriced according to certain financial measurements of their worth or business prospects. The Fund focuses on both “growth” and “value” investing.]

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change its objective and strategy to that of a capital appreciation fund without regard to the valuation of the U.S. dollar compared to other currencies.

•

The Fund reserves the ability to invest directly in common stocks without regard to market capitalization.  This includes small capitalization companies defined as those companies with market capitalization as less than $2 billion at a time of purchase, and medium capitalization companies, defined as those companies with market capitalization of between $2 billion and $10 billion at time of purchase.

•

The Fund’s investment strategy includes both growth and value style investing.

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The Fund's investments in fixed income securities is intended to achieve the Fund's objective of capital appreciation by preserving capital in declining markets and capturing some appreciation when interest rates are falling.  Generally these fixed income securities will consist of U.S. dollar and non- U.S. dollar denominated bonds that are rated highest quality (at least AAA by Standard & Poor's Rating Group or Aaa by Moody's Investors Service)

•

The Fund may seek to enhance the level of the Fund’s current income through the use of leverage. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

•

Under extraordinary circumstances, the Fund may hold cash or cash-equivalents and invest without limit in obligations of the U.S. Government and its agencies, money market funds and money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities – denominated in either dollar or non dollar currencies.   Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks.  However, the Adviser intends to remain fully invested during all phases of the dollar crisis and recovery.  The Adviser may sell a security when its analysis and indicators predict a change in the value of the U.S. dollar, or if the Adviser believes that the stock's prospects for appreciation have deteriorated.

The Investment Selection Process Used by the Fund

The Adviser purchases securities based upon its projections of the foreign exchange value of the U.S. dollar as measured by the Federal Reserve's Trade-Weighted Dollar Index (the "Index").  The Index is a weighted average of the foreign exchange values of the U.S. dollar against the currencies of Australia, Canada, Sweden, Switzerland, Japan the United Kingdom and the Euro.  Investments may be in countries whose currencies are not included in the Index, and the Fund will not invest directly in foreign currencies.

The Adviser believes that the currency rate of the U.S. dollar is determined by a number of factors, including

•

Supply and Demand - Generally, the price of the U.S. dollar will increase when demand increases and will decrease when demand decreases.

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•

Interest Rates - Generally when interest rates in the U.S. increase, U.S. currency will strengthen in relation to other countries because countries with higher interest rates will be capable of attracting more foreign investments.  The inverse is also generally true.

•

General Economic Conditions - General economic conditions include economic growth, unemployment rates,  movement of the U.S. stock market and gross domestic product data.  Generally when the U.S. stock market rises, the U.S. currency rate will rise, as there will be an inflow of investment dollars into the U.S.   Alternatively, falling equity markets will result in investors selling their shares to seize opportunities abroad.

•

Foreign Political Stability.  Election turmoil, changes of government and international conflict can negatively affect the U.S. currency rate.

•

The overall global perception and confidence in America as both a nation and leader of the world.

•

Trade Balance.  Trade balance is the net difference over a period of time between the country's exports and imports.  When the U.S. exports more than it imports, the trade balance will show a deficit, which generally tends to depreciate the value of its currency.

In addition, the Adviser uses standard technical analysis and investor sentiment indicators (contrary opinion) to help predict whether the dollar's future value will be positive, negative or neutral against the Index. (Contrary opinion is the theory that investment prices move in the opposite direction of investors' expectations of the market).

The Adviser has conducted extensive research on the U.S. trade deficit and its impact on the economy.  The results of the Adviser's research indicate that the large U.S. trade deficit that is currently in effect may result in a dramatic decline of the dollar, leading to a dollar crisis that is anticipated to drive the value of the dollar far below its fair value.  The Adviser actively manages the Fund's portfolio with the goal of achieving maximum diversification and maximum capital gains through an expected difficult period for the dollar.  However, until such time as it is clear to the Adviser that the dollar is in serious decline, the Adviser will continue to manage the Fund and invest in a manner to achieve its investment objective.

The Principal Risks of Investing in the Fund

Risks in General

Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments.  There is risk that these and other factors may adversely affect the Fund's performance.  You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.  An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.  An

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investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You may lose money by investing in the Fund.

Risks of Investing in Equity Securities

The Fund invests primarily in common stock, which subjects the Fund and its shareholders to the risks associated with common stock investing.  These risks include the financial risk of selecting securities that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that the stock market may go through periods of decline and cyclical change.  Many factors affect the performance of the companies in which the Fund may invest, including the strength of the company’s management or the demand for its product or services.  You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services.  In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.  There are overall stock market risks that may also affect the value of the Fund.  Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  The value of the Fund's investments may increase or decrease more than the stock markets in general.

Risks of Small and Medium Sized Companies

To the extent the Fund invests in the stocks of small and medium capitalization companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  Small and medium sized companies may experience higher failure rates than do larger companies.  The trading volume of securities of small and medium sized  companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Small and medium sized companies may have limited markets, product lines or financial resources and may lack management experience.

Foreign Risk

To the extent the Fund invests in foreign securities by investing directly in foreign securities or by purchasing American Depositary Receipts (“ADRs”) directly, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.  There may be less governmental supervision of foreign markets and less publicly available information.  In addition, foreign brokerage commission, custody fees and other costs of investing in foreign securities are generally higher than in the United States.

Emerging Market Risk

Investment in securities of issuers based in emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree.  These heightened risks include:  (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of

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the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities; and (iv) in the case of Eastern Europe, China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property, and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

Debt Securities

The following describes some of the risks associated with fixed income securities.  Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.  Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.  The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.  Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Management Risk

The Adviser's strategy may fail to produce the intended results.  The ability of the Fund to meet its investment objective is directly related to the Adviser's ability to identify the movement of the dollar against foreign currencies and to select securities that have the potential to achieve capital appreciation.  The Adviser's objective and subjective judgments about the movement of the dollar and its prediction that the large trade deficit will result in a dramatic decline in the value of the dollar may prove to be incorrect.  The Adviser's judgment about the attractiveness and potential appreciation of particular investments in which the Fund invests may also prove to be incorrect.  The Adviser may not accurately project the timing or impact of the dollar crisis or its impact on exchange rates, interest rates, the trade deficit or stock market cycles.  To the extent the Adviser is incorrect regarding these judgments, the Fund may not achieve its investment objective and can decline in value.  There is no guarantee that the Adviser's investment strategy will produce the desired results.

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Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.  Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

New Fund Risk

There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.  A liquidation can be initiated by the Board without shareholder vote and the timing of any liquidation may not be favorable to certain individual shareholders.

New Investment Adviser Risk

The Adviser is a recently formed investment adviser that has not previously managed a mutual fund.  In addition, the Adviser has not previously managed accounts utilizing the Fund's investment strategy.  The Portfolio Manager did not act in an advisory capacity from 2002 until April 2007.

Who Should Consider Investing

The Fund may be suitable for you if:

•

You are seeking capital appreciation.

•

You can tolerate risks associated with common stock investments.

•

You are not looking for current income.

•

You can tolerate significant fluctuations in the share price.

Performance History

There is no performance information presented for the Fund since it has not completed a full calendar year of operations as of the date of this Prospectus.  However, going forward the Fund's performance benchmark will be the Morgan Stanley Citi World Index.

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Costs of Investing in the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.  Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund’s daily share price.

[Side panel:  The Fund is a no-load fund, which means you do not pay any fees when you buy or sell shares of the Fund. As a result, all of your investment goes to work for you.]

Shareholder Fees

(fees paid directly from your investment)

(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases

None

Deferred Sales Charge (Load)

None

Sales Charge (Load) Imposed on Reinvested Dividends

None

Wire Redemption Fee

$20.00

IRA Custodian Fee (using the Fund's custodian)

$ 8.00

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees

1.00%

Other Expenses (1)

0.75%

Acquired Fund Fees and Expenses(2)

0.05%

Total Annual Fund Operating Expenses

1.80%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

Your costs: The Dollar Strategy Global Fund	One Year $183	Three Years $566

(1) Under a Services Agreement with the Trust, the Adviser pays all operating expenses of the Fund with the exception of management fees, brokerage fees and commissions, taxes, borrowing costs, (such as (a) interest and (b) dividend expenses on securities sold short) and the fees of acquired funds and extraordinary expenses.  Fee payable under the Services Agreement between the Trust and the Adviser are fixed at 0.75% of the Fund's average daily net assets.  Excluded expenses are estimated to be 0.05% annually.

(2) Acquired Fund Fees and Expenses are estimated for the current fiscal year.  The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.  Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses would be 1.75% for the Fund.

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Non-Principal Investment Strategies and Risk Considerations

The Fund may purchase  foreign and domestic exchange-traded funds and Long-Term Equity Anticipation Securities ("LEAPS"). The Fund may also purchase money market instruments and take temporary defensive positions in response to adverse market conditions.

Risks of Exchange Traded Funds

Investment in an exchange traded fund ("ETF") carries the risk that the market value of the ETF shares may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF's shares trade at a premium or discount to its net asset value.  Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.  The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative.  The Fund also will incur brokerage costs when it purchases ETFs.

Long-Term Equity Anticipation Securities ("LEAPS").  LEAPS offer an alternative to stock ownership and are issued and cleared by the Options Clearing Corporation.  LEAPS are long-term stock or index options that can last as long as 2 years. There are two types of LEAPS, Equity LEAPS and Index LEAPS.  Equity LEAPs grant the holder, tin exchange for the payment of a premium, the right to buy, in the case of a call, or sell, in the case of a put, shares of a stock at a predetermined price on or before a given date.  Index LEAPS are long-term index options based either on a fractional value of one-tenth of the value of the underlying index or on the full value of the underlying index.  Unlike Equity LEAPS, Index LEAPS are cash-settled based on the difference between the exercise settlement value of the index on the exercise date and the exercise price of the option.

•

Derivative Instruments.  The Fund's use of derivative instruments such as options will enable the Fund to seek greater exposure to target investments than would be available by purchasing only traditional equity and fixed-income securities.  The use of these derivative securities produces economically “leveraged” investment results.  Leveraging generates returns that are more pronounced, both positively and negatively, than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.  Derivative investments may also be used for speculative purposes and there is no limit on the amount of the Fund's assets that may be invested in derivatives.  However, use of derivatives is not a principal investment strategy of the Fund.

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•

Risk of Aggressive Investment Techniques.  The Fund may use investment techniques that may be considered aggressive.  Risks associated with the use of derivative instruments, including options, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or instrument.  These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Temporary Defensive Position.  Under extraordinary circumstances, the Fund may hold cash or cash-equivalents and invest without limit in obligations of the U.S. Government and its agencies and in money market funds and money market securities, including high-grade commercial papers, certificates of deposit, repurchase agreements and short-term debt securities.  Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

Who Manages the Fund

The Investment Adviser

Dollar Crisis and Recovery Partners, L.P. (the "Adviser"), located at 81790 Golden Star Way, LaQuinta, CA  92253, is the investment adviser to the Fund.  The Adviser is a registered investment adviser founded in 2007 by Michael McDonald for the purpose of managing the Fund.  The Fund and the Adviser have entered into an investment advisory agreement that provides that the Fund will pay the Adviser monthly in arrears an annual advisory fee of 1.00% of the Fund's average daily net assets.

 A description of the basis for the Board of Trustees' approval of the investment advisory agreement will be in the Fund's semiannual report for the most recent fiscal period ended May 31.

The Adviser (not the Fund) out of its own resources may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Portfolio Manager

Michael McDonald is responsible for the day-to-day management of the Fund and has been managing the Fund since its inception.  Mr. McDonald is the CEO and founder of the Adviser and has eighteen years of investment experience.    Mr. McDonald was a Senior Vice President - Investments at Solomon Smith Barney until March 2002.  Immediately prior to leaving that position, Mr. McDonald was responsible for directing the asset allocation and investment choices of client accounts totaling approximately

Prospectus 13

$500 million.  From March 2002 until April of 2007, because of a non compete clause, Mr. McDonald agreed not to act in an investment advisory capacity. During that time he conducted research on the trade deficit and its impact on the U.S. economy.  In 2000, Mr. McDonald published a book titled, "A Strategic Guide to the Coming Roller Coaster Market."  In 2002 he published a second book titled, “Predict Market Swings with Technical Analysis.”

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

How to Buy and Sell Shares

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund’s net asset value (“NAV”).  The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value  =   Total Assets – Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m.  Eastern time) every day the Exchange is open.  The Exchange is closed on certain U.S. legal holidays including New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.  All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s Transfer Agent, Mutual Shareholder Services or authorized broker-dealers.  Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day’s NAV.  The Fund's assets are generally valued at their market value.  If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The Fund may use pricing services to determine market value.

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The price of foreign securities held by the Fund will be converted into U.S. dollar values as of the close of the New York Stock Exchange.  Securities mainly traded on a non-U.S. exchange will be valued according to the preceding closing value on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security might be valued based on fair value.   This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of NAV.  Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when the Fund's shareholders will not be able to buy or sell shares.  However, most of the Fund's investments in foreign securities will be through American Depository Receipts (ADRs).

Customer Identification Program

IMPORTANT INFORMATION ABOUT

PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Investing in the Fund

You may purchase shares directly through the Fund’s Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares.  If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application).  To request an application, call toll-free 1-877-743-7820. Your initial investment minimum can be found in the table below.  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

Purchases and Sales Throughout Broker Dealers

You may also purchase shares through broker-dealers and other intermediaries.  The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker

Prospectus 15

or, if applicable, a broker's authorized designee, received the order.  Customer orders will be priced at the Fund's net asset value next computed after they are received by the authorized broker or the broker's authorized designee.

[Side panel: INVESTMENTS MADE THROUGH BROKERAGE FIRMS OR OTHER FINANCIAL INSTITUTIONS:  If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order to the Fund in a timely manner.  The Fund may enter into arrangements where your order is received by your brokerage firm or financial institution by 4:00 p.m. but transmitted to the Fund at a later time.

Minimum Investments

 Initial             Additional

Regular Account

$2,500

$500

Automatic Investment Plan

$250

$100*

IRA Account

$1,000

$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S.  banks.  No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted.   A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, because the instructions are inaccurate or incomplete, or because the funds are insufficient, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  In such cases, the Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.  Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.   The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which may include investors with a history of short-term or frequent trading.  The Fund also reserves the right to stop offering shares at any time.

Prospectus 16

Market Timing

The Fund discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  There are specific risks that apply to investments in foreign securities since many foreign markets close hours before U.S. markets. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share price that are based on closing prices of foreign securities determined before the Fund calculates its NAV (known as "time zone arbitrage").  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy uniformly applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers  whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

•

Individual or Joint Ownership

Individual accounts are owned by one person.  Joint accounts have two or more owners.

•

A Gift or Transfer to Minor (UGMA or UTMA) A UGMA/UTMA account is a custodial account managed for the benefit of a minor.  To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

•

Trust

An established trust can open an account.  The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

•

Business Accounts

Corporation and partnerships may also open an account.  The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•

IRA Accounts

See “Tax-Deferred Plans” on page 19.

Prospectus 17

Instructions For Opening and Adding to an Account

TO OPEN AN ACCOUNT

By Mail

Complete and sign the Shareholder Application or an IRA Application

Make your check payable to Dollar Strategy Global Fund

• For IRA accounts, please specify the year for which the contribution is made.

Mail the application and check to:

 Dollar Strategy Global Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

By overnight courier, send to:

Dollar Strategy Global Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

TO ADD TO AN ACCOUNT

By Mail

Complete the investment slip that is included with your account statement, and write your account number on your check.  If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail the slip and the check to:

 Dollar Strategy Global Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

TO OPEN AN ACCOUNT By Wire Call 1-877-743-7820 for instructions prior to wiring funds.	TO ADD TO AN ACCOUNT By Wire Send your investment to Huntington National Bank N.A. Call 1-877-743-7820 for instructions prior to wiring funds.

Prospectus 18

Telephone and Wire Transactions

After receiving a properly completed and executed account application, the Fund can honor telephone transactions.  With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption.  In any instance where the Fund’s Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you.  The account number must be included in the wiring instructions as set forth on the previous page.  The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information.  Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application as described above.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions.  If the wire is not received by 4:00 p.m.  Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans may also be tax deductible.  Tax-deferred accounts include retirement plans described below.  Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.  Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Huntington National Bank N.A. serves as the custodian for the tax-deferred accounts offered by the Fund.  You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund.  You may pay the fee by check or have it automatically deducted from your account (usually in December).  The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Prospectus 19

Types of Tax-Deferred Accounts

•

Traditional IRA

An individual retirement account.  Your contribution may or may not be deductible depending on your circumstances.  Assets can grow tax-deferred and distributions are taxable as income.

•

Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•

Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

•

SEP-IRA

An individual retirement account funded by employer contributions.  Your assets grow tax-deferred and distributions are taxable as income.

•

Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions.

•

403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•

401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis.  These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account.  Your initial investment minimum is $250 if you select this option.  Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies.  These plans enable a shareholder to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund.

Prospectus 20

FOR INVESTING

Automatic Investment Plan For making automatic investments from a designated bank account.	Payroll Direct Deposit Plan For making automatic investments from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading.  Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent or authorized broker-dealer.  The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale.  Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request.  The Fund will mail any proceeds upon your investment check clearing the bank, which may take up to fifteen calendar days.  This procedure is intended to protect the Fund and its shareholders from loss.  If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

TO SELL SHARES

By Mail

Write a letter of instruction that includes:

•

The names(s) and signature(s) of all account owners.

•

Your account number.

•

The dollar or share amount you want to sell.

•

Where to send the proceeds.

•

If redeeming from your IRA, please note applicable withholding requirements.

•

Obtain a signature guarantee or other documentation, if required.

Prospectus 21

Mail your request to: Dollar Strategy Global Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147	By overnight courier, send to: Dollar Strategy Global Fund c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

By Telephone

• You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option.  Otherwise, you may redeem Fund shares by calling 1 877-743-7820.  Redemption proceeds will only be mailed to your address of record.

• You may only redeem a maximum of $50,000 per day by telephone.

• You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.

• Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-877-743-7820.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud.  A signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account.

•

If you request the redemption proceeds to be sent to a different address than that registered on the account.

•

If the proceeds are to be made payable to someone other than the account’s owner(s).

•

If a change of address request has been received by the Transfer Agent within the last 15 days.

•

If you wish to redeem $50,000 or more from any shareholder account.

Prospectus 22

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange.  Call your financial institution to see if they have the ability to guarantee a signature.  A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances  or to delay a redemption when permitted by Federal Law.  For more information pertaining to signature guarantees, please call 1-877-743-7820.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-877-743-7820 to determine what additional documents are required.

Address Changes

To change the address on your account, call the Transfer Agent at 1-877-743-7820 or send a written request signed by all account owners.  Include the account number(s) and name(s) on the account and both the old and new addresses.  Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required.  In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-877-743-7820 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $2,500.  After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days.  If your account balance is still below the minimum after 60 days, the Fund may close your account and send you the proceeds.  This minimum balance requirement does not apply to automatic investment plans, to IRAs, and to other tax-sheltered investment accounts.  The right of redemption by the Fund will not apply if the value of your account balance falls below $2,500 because of market performance.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Prospectus 23

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually.  Annual reports will include audited financial statements.  To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains.  You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash.  Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Transfer Agent at 1-877-743-7820 or send a written notification to:

 Dollar Strategy Global Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

[Side panel: WHAT IS A REDEMPTION? A redemption is a sale by you to the Fund of some or all of your shares. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.]

Prospectus 24

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account).  Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss.  The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares.  In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Adviser anticipates that the Fund’s distributions will consist primarily of capital gains.  Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

[Side panel: WHAT IS A DISTRIBUTION? As a shareholder, you are entitled to your share of the Fund’s income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from its holdings and interest it receives from its money market and bond investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year.]

[Side panel: WHEN A FUND makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.]

[Side panel: “BUYING A DIVIDEND” If you purchase shares of the Fund just before it makes a distribution, you will pay the full price for the shares and then receive a portion back in the form of a taxable distribution. This is referred to as “buying a dividend”. In order to avoid paying unnecessary taxes as a result of the distribution, check the Fund’s distribution schedule before you invest.]

Prospectus 25

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Fund Service Providers

Custodian

Huntington National Bank, N.A.

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

Investment Adviser

Dollar Crisis and Recovery Partners, L.P.

Legal Counsel

Thompson Hine LLP

Transfer Agent

Mutual Shareholder Services, LLC

Prospectus 26

Where To Go For Information

For shareholder inquiries, please call toll-free in the U.S. at 1-877-743-7820.

You will also find more information about the Fund in the following documents:

Statement of Additional Information, Annual and Semi-Annual Reports

The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.  Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the Market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. There are three ways to get a copy of these documents.

1.

Call or write for one, and a copy will be sent without charge.

 Dollar Strategy Global Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

1-877-743-7820

2.  Call or write the Public Reference Room of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C.

Public Reference Room of the SEC

100 F Street NE

Washington D.C. 20549-0102

1-202-551-8090

You may obtain information on the operation of the Pubic Reference Room by calling 1-202-942-8090.

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov

3.  Go to the SEC's website (www.sec.gov) and download a text-only version.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Adviser.  This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

Dollar Strategy Global Fund

SEC file number 811-22122

Prospectus 27

Dollar Strategy Global Fund

81790 Golden Star Way,

LaQuinta, CA  92253

DOLLAR STRATEGY GLOBAL TRUST

 DOLLAR STRATEGY GLOBAL FUND

STATEMENT OF ADDITIONAL INFORMATION

January 15, 2008

This Statement of Additional Information ("SAI") is not a prospectus.  It should be read in conjunction with the Prospectus of the Dollar Strategy Global Fund dated January 15, 2008. A free copy of the Prospectus can be obtained by writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147 or by calling 1-877-59-FUNDS.

TABLE OF CONTENTS
DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1
INVESTMENT LIMITATIONS	5
THE INVESTMENT ADVISER	7
THE PORTFOLIO MANAGER	7
TRUSTEES AND OFFICERS	8
BOARD INTEREST IN THE FUND	10
COMPENSATION	10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	10
AUDIT COMMITTEE	10
PORTFOLIO TRANSACTIONS AND BROKERAGE	10
ADDITIONAL TAX INFORMATION	11
PRICING OF FUND SHARES	12
ANTI-MONEY LAUNDERING PROGRAM	13
CUSTODIAN	13
FUND SERVICES	13
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	13
DISCLOSURE OF PORTFOLIO HOLDINGS	14
FINANCIAL STATEMENTS	15
PROXY VOTING POLICIES	21

DESCRIPTION OF THE TRUST AND THE FUND

The  Dollar Strategy Global Fund, formerly known as the Dollar Crisis and Recovery World Fund, (the "Fund") was organized as a diversified series of  Dollar Strategy Global Trust, formerly known as the Dollar Crisis and Recovery Trust, (the "Trust"), on September 7, 2007.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 31, 2007 (the "Trust Agreement").  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is currently the only series authorized by the Trustees.  The investment adviser to the Fund is Dollar Crisis and Recovery Partners, L.P. (the "Adviser").

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares and Sell Shares" in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

The prospectus describes the Fund's principal investment strategies and risks.  This section of the SAI contains additional information regarding some  principal strategies and a discussion of some of the non-principal strategies and risks of investments the Fund.

A. Equity Securities.  The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Equity securities also include SPDRs (S&P Depositary Receipts, known as “Spiders”), DIAMONDS, QQQQs and a number of other exchange traded funds (“ETFs”).   SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index.  SPDRs trade on the American Stock Exchange under the symbol SPY.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consists of the 30 component stocks of the Dow.  DIAMONDS trade on the American Stock Exchange under the symbol DIA.  QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index.  QQQQs trade on the American Stock Exchange under the symbol QQQQ.  The Fund may also invest in a variety of other exchange traded funds, including, but not limited to, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500 and streetTRACKS.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.  Additionally, the Fund may invest in new exchange traded shares as they become available.

B.  Foreign Securities.  The Fund may invest in foreign equity securities including American Depositary Receipts (“ADRs”) and ETFs that hold foreign securities.  ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution.  They are alternatives to the direct purchase of the underlying securities in their national markets and currencies.  ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

C. Short Sales.  The Fund may sell a security short in anticipation of a decline in the market value of the security.    In no instance will greater than 10% of the Fund's assets be in short sales.  When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Fund may also sell short  “against the box”.  Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain  (equivalent in kind or amount to the securities sold short).  If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold  short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

    D. Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities where the resale of which is subject to legal or contractual restrictions.  Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

    With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that the Fund's Board of Trustees has determined that such securities are liquid. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

    E. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S.  Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury.  For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances.  Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

    F. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in corporate debt securities for purposes of capital appreciation or generating income.

   G. Fixed Income Securities.  The Fund may invest in all types of fixed income securities, including when-issued, delayed delivery, or forward commitment basis.  Fixed income securities are subject to credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.  The Fund may invest in fixed income securities for purposes of capital appreciation or generating income.

    Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities.  They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns.  The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities.  Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

    H. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry but only as a temporary defensive measure:

     (1)  Certificate of Deposit.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2)  Time Deposits.   Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

    I. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a type of loan and short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.  The repurchase agreements will typically generate income to the Fund, although this is not a principal strategy of the Fund.

    K. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets.  Borrowing is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

    L. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

    The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

    M. Other Investment Companies.  The Fund may acquire the securities of other investment companies to the extent permitted under the 1940 Act and consistent with its investment objective and strategies.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.  The 1940 Act's limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and  (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it  through  a principal underwriter or otherwise at  a  public  or offering price which includes  a  sales  load  of more than 1½ percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment advisor and incur fees and expenses, such investments by the Fund will cause the Fund, and indirectly the Fund’s shareholders, to bear duplicate fees.

INVESTMENT LIMITATIONS

    Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

    1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

    2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  These activities include strategies such as short sales, reverse repurchase agreements and other strategies involving margin or segregation of assets

    3. Underwriting. The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

    4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

    5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

    6. Loans.  The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

    7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversified.  The Fund may not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.  A  diversified  investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the  securities  of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer.

    With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above or the Fund's policy regarding illiquid investments.

    Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

    1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, more than one third of its assets as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

    2. Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

    3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

    4.  Illiquid Investments.  The Fund will not hold more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

    5. Under normal circumstances, at least 80% of the Fund's assets (defined as net assets plus the amount of borrowing for investment purposes) will be invested in dollar denominated securities.  Shareholders will be provided with at least 60 days' prior notice of any change in this policy.  The notice will be provided in a separate written document containing the following, or similar, statement in boldface type:  "Important Notice Regarding Change in Investment Policy."  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately form other communications to the shareholder.

THE INVESTMENT ADVISER

     The Adviser is Dollar Crisis and Recovery Partners, L.P. located at 81790 Golden Star Way, LaQuinta, CA 92253.  The General Partner of the Adviser is Glengarry Advisors, LLC, of which Michael McDonald is the managing member.  As such, Michael McDonald is regarded to control the Adviser for purposes of the 1940 Act.  Michael McDonald is a Trustee of the Trust and is an affiliate of the Trust and the Adviser.

     Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees.  Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.  For its services, the Adviser receives an annual investment management fee of 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement, the Adviser renders administrative and supervisory services to the Fund and provides the services of a chief compliance officer.  The Adviser oversees and supervises the maintenance of the books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations.  The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act.  The Adviser is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations.  The Adviser has delegated some of its administrative and other responsibilities to Premier Fund Solutions, Inc. ("PFS") and is responsible for paying all fees and expenses of PFS.  For its services the Adviser receives an administration fee equal to 0.75% of the average daily net assets of the Fund.

     Under the Services Agreement, the Adviser assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), underlying Fund fees and expenses, and extraordinary or non-recurring expenses.

     The Adviser retains the right to use the name "Dollar Strategy Global" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name " Dollar Strategy Global " or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGER

     Mr. Michael McDonald (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund.  The following provides information regarding other accounts managed by the Portfolio Manager as of December 1, 2007:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	10	$2,190,000	None	None

    As of December 1, 2007, the Portfolio Manager managed the accounts listed above. The Portfolio Manager has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Manager.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another.

     Further, a potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that the Portfolio Manager is favoring one investment vehicle over another.

     Mr. Michael McDonald is an owner of the Adviser and therefore is compensated if  the Adviser is profitable.

     The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of December31, 2007.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Michael McDonald	$50,001-$100,000

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Michael McDonald(2) Age: 62	President, Chief Compliance Officer, Treasurer and Trustee	Indefinite Term, Since 2007	President, Dollar Crisis and Recovery Partners, L.P. (2007 –present) (the Fund's investment Adviser; Self-Employed Author (2002-2007)	1	None
Mary McDonald Age: 60	Secretary	Indefinite Term, Since 2007	None	N/A	N/A

(1)

The address of each trustee and officer is c/o Dollar Strategy Global Fund, 81790 Golden Star Way, LaQuinta, CA 92253.

(2)

Michael McDonald is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the investment Company Act of 1940.

Independent Trustees

Name, Address, and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Bonnie Bull P.O Box 300 Bradley CA 93426 Age: 60	Trustee	Indefinite Term, Since 2007	Retired; Event Co-ordinator, Paso Robles Inn (2005-2006); General Manager, El Dorado Hotel (1994-2004)	1	None
Patrick Casey 45-025 Manitou Dr. Indian Wells, CA 92210 Age: 62	Trustee	Indefinite Term, Since 2007	Self-Employed Attorney (1981-present)	1	None
Jay Zimmerman c/o Dollar Strategy Global Fund LaQuinta, CA 92253 Age: 37	Trustee	Indefinite Term, Since 2007	Director of Marketing, Atrium Medical Corporation (a medical device manufacturer) (1997-present)	1	None

BOARD INTEREST IN THE FUND

As of December the Trustees owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities In Dollar Strategy Global Fund	Aggregate Dollar Range of Securities In Trust
Michael McDonald	$50,001-$100,000	$50,001-$100,000
Bonnie Bull	$0	$0
Patrick Casey	$0	$0
Jay Zimmerman	$0	$0

COMPENSATION

     Officers and Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.  The following table provides information regarding the estimated Trustee compensation for the current fiscal year.

Name	Aggregate Compensation from Dollar Strategy Global Fund	Total Compensation from Trust
Bonnie Bull	$2,000	$2,000
Patrick Casey	$2.000	$2,000
Jay Zimmerman	$2.000	$2,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.   As of  the date of this SAI, Michael and Mary McDonald owned 100% of the outstanding shares of the Fund.

AUDIT COMMITTEE

     The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually. The Audit Committee is comprised of the Independent Trustees as follows:  Bonnie Bull, Patrick Casey and Jay Zimmerman.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the

Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers.

        Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

     The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  Capital loss carry forwards are available to offset future realized capital gains.

Foreign Currency Transactions and Foreign Taxation

    The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

PRICING OF FUND SHARES

  The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday).  For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CUSTODIAN

    Huntington National Bank , N.A., is custodian of the Fund's investments.  The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Mutual Shareholder Services, LLC.  (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's transfer agent.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775.00) for these transfer agency services.

     In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

     Premier Fund Solutions, Inc. (“PFS”), 480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020, provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities.  PFS receives a monthly fee from the Adviser equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,000).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Cohen Fund Audit Services, Ltd. has been selected as independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2008. The independent registered public accounting firm performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Fund’s website, is public information.  All other information is non-public information.

     The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund.  These third party servicing agents are the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian.  The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time.  This information is disclosed to all such third parties under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships); (iv) understandings or expectations between the parties that the information will be kept confidential; and (v) include a duty not to trade on non-public information.  The Fund also releases information to Morningstar on a delayed basis after the information has been filed with the SEC or otherwise made public.  The Fund believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.  Disclosure of portfolio holdings to parties not obligated to maintain confidentiality may result in trading activity by third parties that could be detrimental to the Fund.

     The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund, or the Adviser. Additionally, no person may receive compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

FINANCIAL STATEMENTS –

Dollar Strategy Global Fund

December 20, 2007

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Board of Trustees

Dollar Strategy Global Trust

We have audited the accompanying statement of assets and liabilities of the Dollar Strategy Global Trust (the “Trust”) comprising the Dollar Strategy Global Fund as of December 20, 2007.  This financial statement is the responsibility of the Trust’s management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of asset and liabilities. Our procedures included confirmation of cash as of December 20, 2007, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above present fairly, in all material respects, the financial position of the Dollar Strategy Global Trust constituting the Dollar Strategy Global Fund as of December 20, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

December 28, 2007

Dollar Strategy Global Fund

Statement of Assets and Liabilities
December 20, 2007

Assets:
Cash	$ 100,000
Total Assets	100,000
Liabilities
Total Liabilities	0
Net Assets	$ 100,000

Net Assets Consist of:
Paid In Capital	$ 100,000
Undistributed / (overdistributed) Net Investment Income	0
Accumulated Undistributed Realized Gain/(Loss) on Investments	0
Unrealized Appreciation / (Depreciation) in Value of Investments	0
Net Assets	$ 100,000

Net Asset Value, Redemption, and Offering Price per Share	$ 10.00
Shares of Beneficial Interest (Without Par Value, Unlimited Shares Authorized)	10,000

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

DOLLAR STRATEGY GLOBAL FUND

December 20, 2007

1.) ORGANIZATION

The Dollar Strategy Global Fund (the "Fund") is a non-diversified series of the Dollar Strategy Global Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized in Ohio as a business trust on August 31, 2007, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund’s investment adviser is Dollar Crisis and Recovery Partners, L.P. (the “Adviser”).

The Fund's investment objective of the Fund is capital appreciation.

The Fund has had no operations other than those actions related to organizational matters as of December 20, 2007. All outstanding shares of the Fund are owned by Mary McDonald and Michael McDonald. Mary and Michael McDonald are both officers of the Trust. Michael McDonald is also an officer of the Advisor.

2.) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market generally are valued at the last quoted sale price. Lacking a last sale price, a security is generally valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

ORGANIZATIONAL AND OFFERING EXPENSES: All costs incurred by the Trust in connection with the organization, offering and initial registration of the Trust, principally professional fees, were paid on behalf of the Trust by the Adviser and will not be borne by the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.) RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: The Board of Trustees selected Dollar Crisis and Recovery Partners, L.P. as the investment adviser to the Fund (the “Adviser”). Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.

The Fund also has a services agreement with the Adviser to furnish administrative and supervisory services to the Fund. The Adviser has agreed to pay all operating expenses of the Fund, and all other operating expenses not specifically assumed by the Fund, with the exception of all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses of securities sold short) and such extraordinary or nonrecurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s trustees and officers with respect thereto. The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. The Adviser may obtain reimbursement from the Fund, at such time or times as determined by the Adviser, for any of the expenses advanced by the Adviser, with the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Adviser’s compensation pursuant to the Agreement. Under the services agreement the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of .75%.

4.) CAPITAL SHARE TRANSACTIONS

At December 20, 2007, paid in capital amounted to $100,000 for the Fund. Transactions in capital stock were as follows:

 Dollar Strategy Global Fund

Shares Sold

10,000

                          Shares Redeemed

0

                          Net Increase and Shares Outstanding

10,000

5.) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 20, 2007, all outstanding shares of the Fund are owned by Mary McDonald and Michael McDonald. Michael McDonald is an officer of the Adviser and is an officer of the Trust.

PROXY VOTING POLICIES

     The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures.  In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s (or sub-adviser’s) proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

     The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

•

electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•

approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

•

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•

shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-Month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, 1-877-743-7820 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-877-743-7820 and will be sent within three business days of receipt of a request.